UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2025

Exodus Movement, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha, Nebraska		68137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 992-2566

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 9, 2025, Exodus Movement, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) in connection with a press release announcing an update to selected digital asset holdings of Exodus’ corporate treasury, as well as updated user and exchange provider processed volume metrics, as of November 30, 2025.

The press release attached as Exhibit 99.1 to the Original Form 8-K incorrectly provided Exodus’ exchange provider processed volume using the October 2025 date rather than the correct November 2025 date, although the reported processed volume figure itself remains unchanged.

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being furnished to correct the date provided for Exodus’ exchange provider processed volume for the month of November 2025, amend and restate the Original Form 8-K in its entirety, and furnish a corrected press release as Exhibit 99.1, which supersedes and replaces the press release filed as Exhibit 99.1 to the Original Form 8-K in its entirety.

Item 7.01 Regulation FD Disclosure

On December 9, 2025 Exodus Movement, Inc. issued a press release regarding selected digital assets holdings and user and exchange provider processed volume. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished herein pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit numbers	Description
99.1	Press release dated December 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date:	December 9, 2025	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer